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                                                                    Exhibit 5

                              EMPLOYMENT AGREEMENT

                  This Employment Agreement ("Agreement") is made this 3rd day of December, 1999, by and between Iraj Barabi ("Employee") and Oz Technologies, Inc., a California corporation ("Company"), effective December 6, 1999 ("Effective Date").

                  Company wishes to retain the services of Employee pursuant to this Employment Agreement, the terms and provisions of which are set forth below.

                  1.       POSITION AND DUTIES.

                           During the Term (as defined in Section 5) Employee
will be employed by Company as its Director of Operations and will perform those duties as from time to time determined by the Board of Directors of Company ("Board") or Company's CEO in accordance with the policies, practices, and bylaws of Company.

                           Employee will serve Company faithfully, loyally,
honestly, and to the best of Employee's ability. Employee will devote Employee's best efforts and substantially all of the Employee's business time to the performance of Employee's duties for, and in the business and affairs of, Company.

                           The Board reserves the right, in its sole discretion,
to change or modify Employee's position, title, and duties during the Term of this Agreement.

                  2.       BASE SALARY.

                           During the Term of this Agreement, Employee's base
salary will be $175,000, payable in accordance with Company's customary payroll practice. Employee's base salary will be reviewed annually by the Board in accordance with Company's compensation review policies and practices, all as determined by Company in its discretion.
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                  3.       INCENTIVE COMPENSATION.

                           Employee is eligible to participate in any
performance-based incentive compensation program that the Board establishes for Employee, as well as any performance-based incentive compensation program established from time to time for other employees of Company in the same or similar job classification.

                  4.       BENEFIT PLANS.

                           Employee will be entitled to be eligible to
participate in all employee benefit plans, including, but not limited to, retirement plans, life insurance plans, and health and dental plans available to other Company employees, subject to restrictions (including waiting periods) specified in the applicable Plan.

                           Employee is entitled to four weeks of paid vacation
per calendar year, with such vacation to be scheduled and taken in accordance with Company's standard vacation policies.

                  5.       TERM AND TERMINATION.

                           The "Term" of this Agreement shall begin on the
Effective Date and will expire by its terms on December 6, 2001, unless sooner terminated in accordance with this Agreement. [NASSER AND IRAJ - 2 YEARS; ALL OTHERS - 1 YEAR].

                  6.       TERMINATION BY COMPANY.

                           (a) Termination For Cause. Company may terminate this
Agreement and Employee's employment for Cause at any time upon written notice. For purposes of this Agreement, "Cause" is limited to discharge resulting from a determination by Company that Employee: (i) is convicted of a felony involving dishonesty, fraud, theft, or embezzlement; (ii)
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repeatedly fails or refuses to follow reasonable policies or directives established by Company after written notice from Company, and a reasonable opportunity by Employee to cure the failures or refusals; (iii) willfully and persistently fails to attend to the material duties or obligations imposed upon Employee under this Agreement after written notice from Company and a reasonable opportunity by Employee to cure the failure; (iv) performs an act or fails to act, which, if Employee were prosecuted and convicted, would constitute a felony involving $1,000 or more of money or property of Company; or (v) intentionally misrepresents or conceals a material fact for purposes of securing employment with Company or this Agreement.

                           If this Agreement and Employee's employment are
terminated by Company for Cause, Employee will receive no Severance Benefits.

                           (b) Termination Without Cause. Company also may
terminate this Agreement and Employee's employment at any time or elect to not renew this Agreement at the end of any Term without Cause by giving at least 30 days prior written notice to Employee. In the event Company elects to not renew this Agreement at the end of any Term, without Cause, Employee is not entitled to receive Severance Benefits pursuant to Section 9.

                  7.       TERMINATION BY EMPLOYEE.

                           Employee may terminate this Agreement and his
employment with Company at any time by giving 90 days written notice to Company. If Employee terminates this Agreement and Employee's employment, Employee is not entitled to receive Severance Benefits.

                  8.       DEATH OR DISABILITY.

                           This Agreement will terminate automatically on
Employee's death. Any salary or other amounts due to Employee for services rendered prior to Employee's death will be
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paid to Employee's surviving spouse, or if Employee does not leave a surviving spouse, to Employee's estate. No other benefits will be paid to Employee's estate or heirs under this Agreement, but amounts may be payable pursuant to any life insurance or other benefit plans maintained in whole or in part by Company for the benefit of Employee, his estate, or heirs.

                           Employee is considered "Disabled" or to be suffering
from a "Disability" for purposes of this Section 8 if, in the reasonable, good faith judgment of a licensed physician selected by the Board, Employee is unable to perform the essential functions of Employee position required under this Agreement for a period of 90 consecutive business days, with or without reasonable accommodations, because of a physical or mental impairment. Any dispute relating to the existence of a Disability will be resolved by the opinion of the licensed physician selected by the Board, provided, however, that if Employee does not accept the opinion of the licensed physician selected by Company, the dispute will be resolved by the opinion of a licensed physician selected by Employee; provided further, however, that if Company does not accept the opinion of the licensed physician selected by Employee, the dispute will be finally resolved by the opinion of a licensed physician selected by the physicians selected by Company and Employee.

                  9.       SEVERANCE BENEFITS.

                           If this Agreement and Employee's employment with
Company are terminated without Cause pursuant to Section 6(b), Employee will receive the "Severance Benefits" as provided by this Section. The Severance Benefits will equal the number of whole months of Employee's base salary remaining from the date of termination of employment to the expiration of the Term of this Agreement (as defined in Section 5) and will be payable over that number of months in accordance with Company's payroll practices. The Employee's right to
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elect to continue coverage under the Company's group health plans pursuant to
Section 601 et seq. of the Employee Retirement Income Security Act of 1974, as amended, will commence following his termination of employment with Company.

                           Employee has no duty to mitigate damages in order to
receive the benefits provided by this Section.

                           No Severance Benefits will be paid in the event of
Employee's death or disability while actively employed by Company.

                  10.      CONFIDENTIALLY AND NON-DISCLOSURE.

                           During the course of Employee's employment, Employee
will become exposed to a substantial amount of confidential and proprietary information, including, but not limited to financial information, annual reports, audited and unaudited financial reports, strategic plans, business plans, marketing strategies, new business strategies, personnel and compensation information, and other such reports, documents, or information. If Employee's employment with Company is terminated by either party for any, reason, Employee will return to Company and Employee will not take, any copies of such documents, computer print-outs, computer tapes, floppy disks, CD ROMS, etc., in any form, format, or manner whatsoever, nor will Employee disclose this information in whole or in part to any person or entity, in any manner either directly or indirectly. Excluded from this Agreement is information that is already disclosed to third parties and is in the public domain or that Company consents to be disclosed in writing. The provisions of this Section 10 will survive the termination of this Agreement.

                  11.      EMPLOYEE COVENANTS.
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                           (a) Interests to be Protected. The parties
acknowledge that during the Term, Employee will perform essential functions for Company, its employees and shareholders, and for customers of Company. Therefore, Employee will be given an opportunity to meet, work with, and develop close working relationships with Company's clients on a first-hand basis and will gain valuable insight as to the clients' operations, personnel, and need for services. In addition, Employee will have access to, and be required to work with, a considerable amount of Company's confidential and proprietary information, including but not limited to information concerning Company's methods of operation, financial information, strategic planning, operational budgets and strategies, payroll data, management systems programs, computer systems, marketing plans and strategies, merger and acquisition strategies, and customer lists.

                           The parties acknowledge that this covenant has an
extended duration; however, they agree that this covenant is reasonable and that it is necessary to protect Company, its shareholders and employees.

                           For these and other reasons, and the fact that there
are many other employment opportunities available to Employee if Employee should terminate, the parties are in full and complete agreement that the following covenants are fair and reasonable and are freely, voluntarily, and knowingly entered into. Further, each party has been given the opportunity to consult with independent legal counsel before entering into this Agreement.

                           (b) Devotion to Employment. Employee will devote
substantially all of Employee's business time and best efforts to the performance of Employee's duties on behalf of Company. During the term of employment, Employee will not at any time or place or to any extent whatsoever, either directly or indirectly, without the express written consent of Company,
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engage in any outside employment, or in any activity competitive with or adverse to Company's business, practice or affairs, whether alone or as partner, officer, director, employee, shareholder of any corporation, or as a trustee, fiduciary, consultant, or other representative. This is not intended to prohibit Employee from engaging in nonprofessional activities such as personal investments or conducting to a reasonable extent private business affairs which may include other boards of directors' activity, as long as they do not conflict with Company. Participation to a reasonable extent in civic, social, or community activities is encouraged.

                           (c) Notification and Disclosure. Employee will
promptly and fully disclose to Company in writing, whether or not requested by Company, any and all ideas, improvements, discoveries, inventions, trademarks, proprietary information, know-how, processes, or other developments or improvements (collectively, the "Inventions"), whether or not Employee believes them to be patentable, that relate to the business of Company now or hereafter engaged in, that Employee conceives or first actually reduces to a plan, practice, or device, either individually or jointly with others, during the term of Employee's employment with Company, or within the period ending six moths after the termination thereof, and that relate to the business of Company now or hereafter engaged in, resulting from or arising out of Employee's use of Company's equipment, supplies, facilities, or trade secret information that result from any work performed by employee in his capacity as an employee of Company, whether conceived or developed during Company's business hours or otherwise. Employee will keep current, accurate, and complete records of all Inventions, which records will belong to Company and at all times be kept and stored on Company's premises.
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                           (d) Ownership and Patenting of Inventions. The
Inventions will be the sole and exclusive property of Company. During the term of Employee's employment by Company and at any time thereafter, Employee, at any time upon the requests of Company, will execute and deliver an assignment or assignments of any and all applications, plans, devices, and other uses relating to the Inventions that Company deems necessary or convenient to apply for, obtain, or maintain patents of the United States, and any other foreign countries, for the Inventions and to assign and convey to Company or its nominee the sole and exclusive right, title, and interest in and to the Inventions. Employee will provide any and all aid and assistance deemed necessary by Company to protect Company's interest in the Inventions with respect to any disputes arising out of any unauthorized use or infringement of the Inventions or any patents issued in relation thereto.

                           (e) Judicial Amendment. If the scope of any provision
of this Section 11 is found by a court of competent jurisdiction to be too broad to permit enforcement to its full extent, the provision will be enforced to the maximum extent permitted by law. The parties agree that the scope of any provision of this Agreement may be modified by a judge in any proceeding to enforce this Agreement, so that such provision can be enforced to the maximum extent permitted by law. If any provision of this Agreement is found to be invalid or unenforceable for any reason, it will not affect the validity of the remaining provisions of this Agreement.

                           (f) Injunctive Relief Damages and Forfeiture. Due to
the nature of Employee's position with Company, and with full realization that a violation of this Agreement will cause immediate and irreparable injury and damage, which is not readily measurable, and to
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protect Company's interests, Employee understands and agrees that in addition to instituting legal proceedings to recover damages resulting from a breach of this Agreement, Company may seek to enforce this Agreement with an action for injunctive relief to cease or prevent any actual or threatened violation of this Agreement on the part of Employee.

                           (g) Survival. The provisions of this Section 11, will
survive the termination of this Agreement.

                  12.      AMENDMENTS.

                           This Agreement constitutes the entire agreement
between the parties as to the subject matter hereof. Accordingly, there are no side agreements or verbal agreements other than those that are stated in this document. Any amendment, modification, or change in this Agreement must be done so in writing and signed by both parties.

                  13.      SEVERABILITY.

                           If a court or arbitrator declares that any provision
of this Agreement is invalid or unenforceable, it will not affect or invalidate any of the remaining provisions. Further, the court has the authority to re-write that portion of the Agreement it deems unenforceable, to make it enforceable.

                  14.      GOVERNING LAW.

                           The law of the State of California will govern the
interpretation and application of all of the provisions of this Agreement.

                  15.      INDEMNITY.

                           (a) General. Company will, to the fullest extent
authorized by applicable law, indemnify and hold harmless Employee in any threatened, pending or completed
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action, suit or proceeding, whether civil, criminal, administrative, or investigative against expenses, liabilities, and losses (including attorneys' fees, judgments, fines, excise taxes, or penalties and amounts paid in settlement) reasonably incurred or suffered by Employee.

                           (b) Expenses. This right to indemnification includes
the right to be paid by Company the expenses (including attorneys' fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if applicable law requires, an advancement of expenses incurred by Employee will be made only if Employee agrees to repay all amounts so advanced if it is ultimately determined by final judicial decision from which there is no further right to appeal that Employee is not entitled to be indemnified for such expenses. The rights to indemnification and to the advancement of expenses are contract rights and such rights will continue as to Employee after his termination of employment and will inure to the benefit of the Indemnitee's heirs, executors and administrators.

                           (c) Claims for Indemnification or Expenses. If a
claim under either (a) or (b) above is not paid in full by Company within 60 days after Company receives a written claim, except in the case of a claim for an advancement of expenses, in which case the applicable period is 20 days, Employee may at any time thereafter bring suit against Company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, Employee is entitled to be paid the expense of prosecuting or defending such suit. In any suit brought by the Employee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by Company to recover an advancement of expenses, the burden of proving that Employee is not entitled to be indemnified, or to such advancement of expenses, is on Company.

                  16.      DISPUTE RESOLUTION.
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                           (a) Mediation. Any and all disputes arising under,
pertaining to or touching upon this Agreement (excepting the confidentiality and non-disclosure provisions of Section 10 hereof, and the provisions of Section 11 hereof), or the statutory rights or obligations of either party hereto, will, if not settled by negotiation, be subject to non-binding mediation before an independent mediator selected by the parties pursuant to Section 16(d) below. Any demand for mediation must be made in writing party to the dispute, by certified mail, return receipt requested, at the business address, or at the last known residence address, of Employee. The demand must set forth with reasonable specificity the basis of the dispute and the relief sought. The mediation hearing will occur at a time and place convenient to the parties in Maricopa County, Arizona, within 30 days of the date of selection or appointment of the mediator and will be governed by the National Rules for the Resolution of Employment Disputes of the American Arbitration Association ("AAA").

                           (b) Arbitration. If the dispute is not settled
through mediation, the parties will proceed to binding arbitration before a single independent arbitrator selected pursuant to Section 16(d). The mediator shall not serve as arbitrator. ALL DISPUTES INVOLVING ALLEGED UNLAWFUL
EMPLOYMENT DISCRIMINATION TERMINATION BY ALLEGED BREACH OF CONTRACT OR POLICY,
OR ALLEGED EMPLOYMENT TORT COMMITTED BY COMPANY OR A REPRESENTATIVE OF COMPANY INCLUDING CLAIMS OF VIOLATIONS OF FEDERAL OR STATE DISCRIMINATION STATUTES OR PUBLIC POLICY, SHALL BE RESOLVED PURSUANT TO THIS POLICY AND THERE SHALL BE NO RECOURSE TO COURT, WITH OR WITHOUT A JURY TRIAL. The arbitration hearing will occur at a time and
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place convenient to the parties in Alameda County, California, within 30 days of selection or appointment of the arbitrator. If Company has adopted a policy that applies to arbitrations with Employees, the arbitration will be conducted in accordance with the policy to the extent that the policy is consistent with this Agreement and the Federal Arbitration Act, 9 U.S.C. Sections 1-16. If no policy has been adopted, the arbitration will be governed by the National Rules for the Resolution of Employment Disputes of the AAA. The arbitrator will issue written findings of fact and conclusions of law, and an award, within 15 days of the date of the hearing unless the parties otherwise agree.

                           (c) Damages. In cases of breach of contract or
policy, damages will be limited to contract damages. In cases of intentional discrimination claims prohibited by statute, the arbitrator may direct payment consistent with 42 U.S.C. Section 1981(a) and the Civil Rights Act of 1991. In cases of employment tort, the arbitrator may award punitive damages if proved by clear and convincing evidence. Any award of punitive damages will not exceed two times any compensatory award and in any event, will not exceed $250,000. The arbitrator may award fees to the prevailing party and assess costs of the arbitration to the non-prevailing party. Issues of procedure, arbitrability, or confirmation of award will be governed by the Federal Arbitration Act, 9 U.S.C. Sections 1-16, except that court review of the arbitrator's award will be that of an appellate court reviewing a decision of a trial judge sitting without a jury.

                           (d) Selection of Mediators or Arbitrators. The
parties will select the mediator or arbitrator form a panel list made available by the AAA. If the parties are unable to agree to a mediator or arbitrator within 10 days of receipt of a demand for mediation or
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arbitration, the mediator or arbitrator will be chosen by alternatively striking from a list of five mediators or arbitrators obtained by Company from AAA. Employee will have the first strike.
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                  IN WITNESS WHEREOF, Company and Employee have executed this
Agreement effective on the date set forth above.

                                   OZ TECHNOLOGIES, INC.


                                   By: ___________________________________


                                   Name:__________________________________


                                   Its: __________________________________




                                   "EMPLOYEE"


                                   _______________________________________
                                   Iraj Barabi